UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road,
Fengtai Technology Park, Beijing, China 100070

Registrant’s telephone number, including area code (86)-10-8367-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 14, 2009, Telestone Technologies Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter ended March 31, 2009. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 5.02. Departure of Certain Officers; Appointment of  the New Chief Financial Officer.

Chief Financial Officer (the “CFO”), Mr. Liu Dongping’s employment agreement with the Company expired recently and he decided not to continue his employment with the Company.  The Board of Directors of the Company decided to appoint Ms. Li Hong to replace Mr. Liu Dongping as the new CFO on May 15, 2009.  Ms. Li brings over 13 years of senior management experience in accounting, auditing, financial analysis and reporting for both public and private companies in China. From January 2002  to June 2008, Ms. Li served as the Chief Financial Officer at Beijing Suburb Telecommunication Industry Co., Ltd., where she played a leading role in the company’s management, accounting and audit control. She was also responsible for the company’s tax reporting. She holds a Master's degree in Accounting from Central University of Finance and Economics, China and a Bachelor’s degree in Accounting from Hefei Economics and Technology University, China.

Item 7.01 Regulation FD Disclosure.

On May 15, 2009, the Company held an earnings conference in connection with its earnings for the fiscal quarter ended March 31, 2009. A copy of the earnings conference script is attached as Exhibit 99.2 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of the Company, dated May 14, 2009.
99.2	Earnings Conference Script of the Company, dated May 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: May 19, 2009	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer